SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust Eaton Vance Special Investment Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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EATON VANCE FUNDS MESSAGE CALL FLOWS

CELL PHONE MESSAGE FLOW

Hello. This message is for <RPC First Name, Last Name> regarding the Eaton Vance Funds.

We are trying to reach you regarding your investment in one or more of the Eaton Vance Funds.

At the recent shareholder meeting, which has been adjourned until this Friday, February 26, the Eaton Vance Funds are undertaking an important initiative to approve new investment advisory agreements, and if applicable, new sub-advisory agreements.

You should have received proxy materials requesting your vote.

To vote, please call us at <866-864-3926> / <VIP #>. That’s <866-864-

3926> / <VIP #>. We would be happy to take your vote weekdays until

11 p.m. Eastern and Saturdays until 6 p.m.

If we have not reached the number for <RPC First Name, Last Name>

please call <866-864-3926> / <VIP #> so we can update our records.

Thank you for your time. We hope you will help us by voting.

RESIDENTIAL/LANDLINE MESSAGE FLOW

Hello, this is <rep name>, calling regarding the Eaton Vance Funds.

We are trying to reach you regarding your investment in one or more of the

Funds.

At the recent shareholder meeting, which has been adjourned until this Friday, February 26, the Eaton Vance funds are undertaking an important initiative to approve new investment advisory agreements and, if applicable, new sub-advisory agreements.

You should have received proxy materials requesting your vote.

To vote, please call us at <866-864-3926> / <VIP #>. That’s <866-864-

3926> / <VIP #>. We would be happy to take your vote weekdays until

11 p.m. Eastern and Saturdays until 6 p.m.

Thank you for your time. We hope you will help us by voting.

BUSINESS MESSAGE FLOW

Hello, this is <rep name>, calling regarding the Eaton Vance Funds.

We are trying to reach you regarding the investment held by <company name> in one or more of the funds.

At the recent shareholder meeting, which was adjourned until this Friday, February 26, the Eaton Vance funds are undertaking an important initiative to approve new investment advisory agreements and, if applicable, new sub-advisory agreements.

You should have received proxy materials requesting your vote.

To vote, please call us at <866-864-3926> / <VIP #>. That’s <866-864-

3926> / <VIP #>. We would be happy to take your vote weekdays until

11 p.m. Eastern and Saturdays until 6 p.m.

Thank you for your time. We hope you will help us by voting.